SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
NOTE 18:-	SUBSEQUENT EVENTS

a.
On February 3, 2014, the Company entered into a Standby Equity Distribution Agreement, or SEDA, with YA Global for issuance of ordinary shares in an amount up to $2,000. The Company may draw on the SEDA at its sole discretion during a three-year period beginning March 4, 2014.

For each ordinary share purchased under the SEDA, YA Global will pay 95% of the lowest daily VWAP (defined as, of any date, the daily dollar volume-weighted average price for such security as reported by Bloomberg, LP) of the ordinary shares during the five consecutive trading days following the date of an advance notice from the Company.

b.
On February 3, 2014, the Company entered into a Note Purchase Agreement with YA Global (the "NPA") under which YA Global has provided the Company with a one year bridge loan in the amount of $ 500.  The bridge loan bears a 10% annual interest and is repayable in nine equal monthly installments commencing three months after the receipt of the loan.

c.
On January 30, 2014, the Company requested shareholders who hold 161,000 warrants to defer the registration of the shares underlying the warrants issued to them. In connection with such deferral, the warrants' exercise period shall be extended by an additional two years to July 22, 2017 and the exercise price of the warrants shall be adjusted to the weighted average price on the 20th day before the date hereof, which is $ 7.43 (reflecting the weighted average closing price of the Company's shares in the 20 days ending January 30, 2014). The extension of warrants held by Telegraph Hill Capital is subject to shareholders' approval.